Exhibit 99.2

Supplemental Operating and Financial Data
Third Quarter and Nine Months Ended September 30, 2017

Q3 2017 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 40.

Q3 2017 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Education and Recreation. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q3 2017 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tonya Mater	Mike Hirons
Vice President and Chief Accounting Officer	Senior Vice President - Strategy and Asset Management

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrF
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR & Co.	David Corak	703-312-1610
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Michael Carroll/Wes Golladay	440-715-2649
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q3 2017 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
Operating Information:	2017	2016	2017	2016
Revenue	$151,397	$125,610	$428,291	$362,411
Net income available to common shareholders of EPR Properties	57,003	51,575	179,550	148,986
Adjusted EBITDA (1)	132,987	109,068	375,136	314,573
Interest expense, net	34,194	24,265	97,853	70,310
Recurring principal payments	192	2,551	3,044	7,447
Capitalized interest	2,492	2,931	7,833	7,982
Straight-lined rental revenue	2,357	4,597	11,417	10,950
Dividends declared on preferred shares	5,951	5,951	17,855	17,855
Dividends declared on common shares	75,137	61,082	215,882	182,948
General and administrative expense	12,070	9,091	33,787	27,309

	SEPTEMBER 30,
Balance Sheet Information:	2017	2016
Total assets	$6,133,010	$4,620,970
Accumulated depreciation	711,384	609,103
Total assets before accumulated depreciation (gross assets)	6,844,394	5,230,073
Cash and cash equivalents	11,412	7,311
Debt	2,987,925	2,248,576
Deferred financing costs, net	33,951	18,885
Net debt (1)	3,010,464	2,260,150
Equity	2,888,308	2,189,427
Common shares outstanding	73,665	63,628
Total market capitalization (using EOP closing price)	8,494,061	7,616,469
Net debt/total market capitalization	35%	30%
Net debt/gross assets	44%	43%
Net debt/Adjusted EBITDA (2)	5.66	5.18
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.38	5.08

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See pages 31 through 33 for definitions. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

Q3 2017 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016
Rental properties:
Entertainment	$2,696,125	$2,549,940	$2,545,532	$2,511,432	$2,483,321	$2,473,635
Education	1,033,149	938,673	877,716	848,883	811,359	687,815
Recreation	1,361,445	1,320,216	754,521	715,323	650,350	600,183
Other	156,659	156,420	156,390	155,659	155,071	153,996
Less: accumulated depreciation	(711,384)	(676,364)	(661,029)	(635,535)	(609,103)	(583,848)
Land held for development	33,674	33,672	22,530	22,530	22,530	22,530
Property under development	284,211	271,692	331,934	297,110	263,026	301,605
Mortgage notes receivable: (1)
Entertainment	39,679	36,418	33,735	37,669	36,032	36,032
Education	329,991	303,271	288,409	243,315	70,609	63,828
Recreation	602,701	601,910	349,653	332,994	331,726	322,515
Other	—	—	—	—	2,511	2,500
Investment in a direct financing lease, net	57,698	93,307	103,095	102,698	189,152	188,386
Investment in joint ventures	5,616	5,581	5,522	5,972	6,159	5,955
Cash and cash equivalents	11,412	70,872	14,446	19,335	7,311	8,462
Restricted cash	24,323	24,255	28,523	9,744	20,463	16,614
Accounts receivable, net	99,213	106,480	96,267	98,939	81,217	62,061
Other assets	108,498	102,543	99,538	98,954	99,236	97,955
Total assets	$6,133,010	$5,938,886	$5,046,782	$4,865,022	$4,620,970	$4,460,224

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$140,582	$142,526	$101,438	$119,758	$101,019	$91,130
Common dividends payable	25,046	25,044	22,022	20,367	20,361	20,360
Preferred dividends payable	5,951	5,952	5,952	5,951	5,951	5,952
Unearned rents and interest	85,198	71,098	61,579	47,420	55,636	49,798
Line of credit	170,000	—	150,000	—	200,000	347,000
Deferred financing costs, net	(33,951)	(34,086)	(28,231)	(29,320)	(18,885)	(16,829)
Other debt	2,851,876	2,827,006	2,494,613	2,514,945	2,067,461	1,768,094
Total liabilities	3,244,702	3,037,540	2,807,373	2,679,121	2,431,543	2,265,505
Equity:
Common stock and additional paid-in- capital	3,421,631	3,417,750	2,755,783	2,677,709	2,669,330	2,666,325
Preferred stock at par value	138	139	139	139	139	139
Treasury stock	(121,539)	(121,533)	(120,955)	(113,172)	(107,136)	(107,133)
Accumulated other comprehensive income	10,919	9,698	8,606	7,734	4,698	3,485
Distributions in excess of net income	(422,841)	(404,708)	(404,164)	(386,509)	(377,604)	(368,097)
Total equity	2,888,308	2,901,346	2,239,409	2,185,901	2,189,427	2,194,719
Total liabilities and equity	$6,133,010	$5,938,886	$5,046,782	$4,865,022	$4,620,970	$4,460,224

(1) Includes related accrued interest receivable.

Q3 2017 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016
Rental revenue and tenant reimbursements:
Entertainment	$70,621	$69,403	$68,840	$69,147	$67,950	$65,149
Education	21,479	22,333	22,357	22,971	19,905	17,717
Recreation	32,171	29,384	17,299	17,084	15,958	14,789
Other	2,290	2,290	2,290	2,290	2,290	2,291
Mortgage and other financing income:
Entertainment	1,151	1,096	1,179	1,260	1,294	1,481
Education (1)	9,023	8,868	8,549	7,311	7,319	7,178
Recreation	14,140	13,104	7,906	7,540	8,384	7,268
Other	—	—	—	1	34	34
Other income	522	1,304	692	3,227	2,476	2,126
Total revenue	$151,397	$147,782	$129,112	$130,831	$125,610	$118,033

Property operating expense	6,340	6,072	6,350	5,915	5,626	5,580
General and administrative expense	12,070	10,660	11,057	10,234	9,091	9,000
Costs associated with loan refinancing or payoff	1,477	9	5	—	14	339
Gain on early extinguishment of debt	—	(977)	—	—	—	—
Interest expense, net	34,194	32,967	30,692	26,834	24,265	22,756
Transaction costs	113	218	57	2,988	2,947	1,490
Impairment charges	—	10,195	—	—	—	—
Depreciation and amortization	34,694	33,148	28,077	28,351	27,601	25,666
Income before equity in income in joint ventures and other items	62,509	55,490	52,874	56,509	56,066	53,202
Equity in (loss) income from joint ventures	35	59	(8)	118	203	86
Gain on sale of real estate	997	25,461	2,004	1,430	1,615	2,270
Income tax (expense) benefit	(587)	(475)	(954)	84	(358)	(423)
Net income	62,954	80,535	53,916	58,141	57,526	55,135
Preferred dividend requirements	(5,951)	(5,952)	(5,952)	(5,951)	(5,951)	(5,952)
Net income available to common shareholders of EPR Properties	$57,003	$74,583	$47,964	$52,190	$51,575	$49,183

(1) Represents income from owned assets under a direct financing lease and 19 mortgage notes receivable.

Q3 2017 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016
Net income available to common shareholders of EPR Properties	$57,003	$74,583	$47,964	$52,190	$51,575	$49,183
Gain on sale of real estate (excluding land sale)	(997)	(25,461)	(2,004)	—	(549)	(2,270)
Real estate depreciation and amortization	34,457	32,906	27,880	28,179	27,147	25,216
Allocated share of joint venture depreciation	55	54	54	55	56	58
Impairment of direct financing lease - residual value portion (2)	—	2,897	—	—	—	—
FFO available to common shareholders of EPR Properties	$90,518	$84,979	$73,894	$80,424	$78,229	$72,187

FFO available to common shareholders of EPR Properties	$90,518	$84,979	$73,894	$80,424	$78,229	$72,187
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted FFO available to common shareholders of EPR Properties	$92,459	$86,920	$75,835	$82,365	$80,170	$74,128
FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$90,518	$84,979	$73,894	$80,424	$78,229	$72,187
Costs associated with loan refinancing or payoff	1,477	9	5	—	14	339
Gain on insurance recovery (included in other income)	—	(606)	—	(847)	(1,825)	(1,523)
Termination fee included in gain on sale	954	3,900	1,920	—	549	2,270
Gain on early extinguishment of debt	—	(977)	—	—	—	—
Transaction costs	113	218	57	2,988	2,947	1,490
Gain on sale of land	—	—	—	(1,430)	(1,066)	—
Deferred income tax expense (benefit)	227	50	634	(401)	(44)	(18)
Impairment of direct financing lease - allowance for lease loss portion (2)	—	7,298	—	—	—	—
FFO as adjusted available to common shareholders of EPR Properties	$93,289	$94,871	$76,510	$80,734	$78,804	$74,745

FFO as adjusted available to common shareholders of EPR Properties	$93,289	$94,871	$76,510	$80,734	$78,804	$74,745
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted FFO as adjusted available to common shareholders of EPR Properties	$95,230	$96,812	$78,451	$82,675	$80,745	$76,686
FFO per common share:
Basic	$1.23	$1.16	$1.15	$1.26	$1.23	$1.14
Diluted	1.22	1.15	1.15	1.25	1.22	1.13
FFO as adjusted per common share:
Basic	$1.27	$1.30	$1.19	$1.27	$1.24	$1.18
Diluted	1.26	1.29	1.19	1.26	1.23	1.17
Shares used for computation (in thousands):
Basic	73,663	73,159	64,033	63,635	63,627	63,592
Diluted	73,724	73,225	64,102	63,716	63,747	63,678

Weighted average shares outstanding-Diluted EPS	73,724	73,225	64,102	63,716	63,747	63,678
Effect of dilutive Series C preferred shares	2,072	2,063	2,053	2,044	2,036	2,045
Adjusted weighted-average shares outstanding-diluted	75,796	75,288	66,155	65,760	65,783	65,723

(1) See pages 31 through 33 for definitions.
(2) Impairment charges recognized during the three months ended June 30, 2017 total $10.2 million and related to our investment in a direct financing lease, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

Q3 2017 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016

FFO available to common shareholders of EPR Properties	$90,518	$84,979	$73,894	$80,424	$78,229	$72,187
Adjustments:
Amortization of above/below market leases, net and tenant improvements	(55)	(31)	45	45	42	48
Transaction costs	113	218	57	2,988	2,947	1,490
Non-real estate depreciation and amortization	237	242	197	172	454	450
Deferred financing fees amortization	1,598	1,525	1,456	1,265	1,187	1,163
Costs associated with loan refinancing or payoff	1,477	9	5	—	14	339
Gain on insurance recovery (included in other income)	—	(606)	—	(847)	(1,825)	(1,523)
Termination fees included in gain on sale	954	3,900	1,920	—	549	2,270
Share-based compensation expense to management and trustees	3,605	3,503	3,458	2,882	2,778	2,739
Maintenance capital expenditures (2)	(1,125)	(1,590)	(1,601)	(2,409)	(805)	(1,859)
Straight-lined rental revenue	(2,357)	(4,009)	(5,051)	(6,062)	(4,597)	(3,264)
Non-cash portion of mortgage and other financing income	(905)	(901)	(555)	(862)	(962)	(1,017)
Gain on early extinguishment of debt	—	(977)	—	—	—	—
Gain on sale of land	—	—	—	(1,430)	(1,066)	—
Deferred income tax expense (benefit)	227	50	634	(401)	(44)	(18)
Impairment of direct financing lease - allowance for lease loss portion	—	7,298	—	—	—	—
AFFO available to common shareholders of EPR Properties	$94,287	$93,610	$74,459	$75,765	$76,901	$73,005

AFFO available to common shareholders of EPR Properties	$94,287	$93,610	$74,459	$75,765	$76,901	$73,005
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted AFFO available to common shareholders of EPR Properties	$96,228	$95,551	$76,400	$77,706	$78,842	$74,946

Weighted average diluted shares outstanding (in thousands)	73,724	73,225	64,102	63,716	63,747	63,678
Effect of dilutive Series C preferred shares	2,072	2,063	2,053	2,044	2,036	2,045
Adjusted weighted-average shares outstanding-diluted	75,796	75,288	66,155	65,760	65,783	65,723

AFFO per diluted common share	$1.27	$1.27	$1.15	$1.18	$1.20	$1.14

Dividends declared per common share	$1.02	$1.02	$1.02	$0.96	$0.96	$0.96

AFFO payout ratio (3)	80%	80%	89%	81%	80%	84%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q3 2017 Supplemental	Page 10

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	MORTGAGES		BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR	AMORTIZATION	MATURITIES
2017	$197	$—	$—	$—	$—	$197	6.19%
2018	65	11,619	—	—	—	11,684	6.19%
2019	—	—	—	—	—	—	—%
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—%
2022	—	—	—	170,000	350,000	520,000	4.60%
2023	—	—	400,000	—	275,000	675,000	3.66%
2024	—	—	—	—	148,000	148,000	4.35%
2025	—	—	—	—	300,000	300,000	4.50%
2026	—	—	—	—	642,000	642,000	4.69%
2027	—	—	—	—	450,000	450,000	4.50%
Thereafter	—	—	24,995	—	—	24,995	1.25%
Less: deferred financing costs, net	—	—	—	—	—	(33,951)	—%
	$262	$11,619	$424,995	$170,000	$2,415,000	$2,987,925	4.61%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate secured debt		$11,881	6.19%	0.34
Fixed rate unsecured debt (1)		2,715,000	4.87%	7.03
Variable rate secured debt		24,995	1.25%	29.84
Variable rate unsecured debt		270,000	2.27%	4.78
Less: deferred financing costs, net		(33,951)	—%	—
Total		$2,987,925	4.61%	6.99

(1) Includes $350 million of term loan that has been fixed through interest rate swaps through February 7, 2022.
(2) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 9/30/2017	MATURITY	AT 9/30/2017

	$1,000,000	$170,000	February 27, 2022	2.24%

Note: This facility has a seven month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions.

Q3 2017 Supplemental	Page 11

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2017 AND DECEMBER 31, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	September 30, 2017	December 31, 2016

Mortgage note payable, 6.07%, paid in full on January 6, 2017	$—	$9,331
Mortgage note payable, 6.06%, paid in full on February 1, 2017	—	8,615
Mortgage notes payable, 5.73%-5.95%, paid in full on April 3, 2017	—	30,486
Mortgage notes payable, 4.00%, paid in full on April 6, 2017	—	88,629
Mortgage notes payable, 5.86%, paid in full on July 3, 2017	—	22,139
Mortgage note payable, 5.29%, paid in full on July 7, 2017	—	3,298
Mortgage note payable, 6.19%, due February 1, 2018	11,881	12,452
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Unsecured revolving variable rate credit facility, LIBOR + 1.00%, due February 27, 2022	170,000	—
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Unsecured term loan payable, LIBOR + 1.10%, $350,000 fixed at 2.71% through April 4, 2019 and 3.15% from April 5, 2019 to February 7, 2022, due February 27, 2023	400,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	—
Bonds payable, variable rate, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(33,951)	(29,320)
Total debt	$2,987,925	$2,485,625

Q3 2017 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF SEPTEMBER 30, 2017

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 5.25%, 5.75% and 7.75%. Interest on these notes is paid semiannually. These senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of September 30, 2017 and June 30, 2017 are:

		Actual	Actual
NOTE COVENANTS	Required	3rd Quarter 2017 (1)	2nd Quarter 2017 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	45%	43%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	1%	1%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.7x	3.7x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	217%	225%

(1) See page 14 for detailed calculations.

Note: The above excludes the private placement notes.

Q3 2017 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	September 30, 2017		TOTAL DEBT:		September 30, 2017
Total Assets per balance sheet	$6,133,010		Secured debt obligations		$36,876
Add: accumulated depreciation	711,384		Unsecured debt obligations:
Less: intangible assets	(29,530)		Unsecured debt		2,985,000
Total Assets	$6,814,864		Outstanding letters of credit		—
			Guarantees		24,929
			Derivatives at fair market value, net, if liability		—
			Total unsecured debt obligations:		3,009,929
TOTAL UNENCUMBERED ASSETS:	September 30, 2017		Total Debt		$3,046,805
Unencumbered real estate assets, gross	$6,208,244
Cash and cash equivalents	11,412
Land held for development	33,674
Property under development	284,211
Total Unencumbered Assets	$6,537,541

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	TRAILING TWELVE MONTHS
Adjusted EBITDA	$132,987	$130,444	$111,705	$113,835	$488,971
Less: straight-line rental revenue	(2,357)	(4,009)	(5,051)	(6,062)	(17,479)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$130,630	$126,435	$106,654	$107,773	$471,492

ANNUAL DEBT SERVICE:
Interest expense, gross	$36,753	$35,599	$33,483	$29,549	$135,384
Less: deferred financing fees amortization	(1,598)	(1,525)	(1,456)	(1,265)	(5,844)
ANNUAL DEBT SERVICE	$35,155	$34,074	$32,027	$28,284	$129,540

DEBT SERVICE COVERAGE	3.7	3.7	3.3	3.8	3.6

Q3 2017 Supplemental	Page 14

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT SEPTEMBER 30, 2017	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT SEPTEMBER 30, 2017	CONVERSION PRICE AT SEPTEMBER 30, 2017

Common shares	73,664,933	$69.74	N/A	(1)	N/A	N/A	N/A
Series C	5,399,050	$27.71	$134,976	5.750%	Y	0.3838	$65.14
Series E	3,449,165	$36.37	$86,229	9.000%	Y	0.4603	$54.31
Series F	5,000,000	$25.48	$125,000	6.625%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at September 30, 2017 multiplied by closing price at September 30, 2017				$5,137,392
Aggregate liquidation value of Series C preferred shares (2)				134,976
Aggregate liquidation value of Series E preferred shares (2)				86,229
Aggregate liquidation value of Series F preferred shares (2)				125,000
Net debt at September 30, 2017 (3)				3,010,464
Total consolidated market capitalization				$8,494,061

(1) Total monthly dividends declared in the third quarter of 2017 were $1.02 per share.
(2) Excludes accrued unpaid dividends at September 30, 2017.
(3) See pages 31 through 33 for definitions.

Q3 2017 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016
Net debt to total market capitalization	35%	33%	34%	34%	30%	28%

Net debt to gross assets	44%	42%	46%	45%	43%	42%

Net debt/Adjusted EBITDA (1)(2)	5.66	5.28	5.89	5.48	5.18	5.17

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.38	5.08	5.54	5.37	5.08	4.89

Interest coverage ratio (5)	3.6	3.6	3.3	3.7	3.9	4.0

Fixed charge coverage ratio (5)	3.1	3.1	2.8	3.1	3.2	3.2

Debt service coverage ratio (5)	3.6	3.6	3.1	3.4	3.6	3.6

FFO payout ratio (6)	84%	89%	89%	77%	79%	85%

FFO as adjusted payout ratio (7)	81%	79%	86%	76%	78%	82%

AFFO payout ratio (8)	80%	80%	88%	81%	80%	84%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q3 2017 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016
Net income	$62,954	$80,535	$53,916	$58,141	$57,526	$55,135
Impairment charges	—	10,195	—	—	—	—
Transaction costs	113	218	57	2,988	2,947	1,490
Interest expense, gross	36,753	35,599	33,483	29,549	27,196	25,516
Depreciation and amortization	34,694	33,148	28,077	28,351	27,601	25,666
Share-based compensation expense
to management and trustees	3,605	3,503	3,458	2,882	2,778	2,739
Costs associated with loan refinancing or payoff	1,477	9	5	—	14	339
Interest cost capitalized	(2,492)	(2,550)	(2,791)	(2,715)	(2,931)	(2,760)
Straight-line rental revenue	(2,357)	(4,009)	(5,051)	(6,062)	(4,597)	(3,264)
Gain on early extinguishment of debt	—	(977)	—	—	—	—
Gain on sale of real estate	(997)	(25,461)	(2,004)	(1,430)	(1,615)	(2,270)
Gain on insurance recovery	—	(606)	—	(847)	(1,825)	(1,523)
Deferred income tax expense (benefit)	227	50	634	(401)	(44)	(18)
Interest coverage amount	$133,977	$129,654	$109,784	$110,456	$107,050	$101,050

Interest expense, net	$34,194	$32,967	$30,692	$26,834	$24,265	$22,756
Interest income	67	82	—	—	—	—
Interest cost capitalized	2,492	2,550	2,791	2,715	2,931	2,760
Interest expense, gross	$36,753	$35,599	$33,483	$29,549	$27,196	$25,516

Interest coverage ratio	3.6	3.6	3.3	3.7	3.9	4.0

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$133,977	$129,654	$109,784	$110,456	$107,050	$101,050

Interest expense, gross	$36,753	$35,599	$33,483	$29,549	$27,196	$25,516
Preferred share dividends	5,951	5,952	5,952	5,951	5,951	5,952
Fixed charges	$42,704	$41,551	$39,435	$35,500	$33,147	$31,468

Fixed charge coverage ratio	3.1	3.1	2.8	3.1	3.2	3.2

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$133,977	$129,654	$109,784	$110,456	$107,050	$101,050

Interest expense, gross	$36,753	$35,599	$33,483	$29,549	$27,196	$25,516
Recurring principal payments	192	437	2,415	2,516	2,551	2,298
Debt service	$36,945	$36,036	$35,898	$32,065	$29,747	$27,814

Debt service coverage ratio	3.6	3.6	3.1	3.4	3.6	3.6
(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement. See Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures.

Q3 2017 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	SEPTEMBER 30, 2017	DECEMBER 31, 2016
Mortgage note and related accrued interest receivable, 9.00%, due March 11, 2018	Education	$1,454	$1,454
Mortgage note and related accrued interest receivable, 7.00%, due July 31, 2018	Education	1,448	1,375
Mortgage note, 7.00%, due October 19, 2018	Entertainment	8,634	1,637
Mortgage note and related accrued interest receivable, 7.50%, due January 6, 2019	Education	9,056	—
Mortgage notes and related accrued interest receivable, 7.00% to 10.00%, due May 1, 2019	Recreation	174,318	164,743
Mortgage note, 7.00%, due December 20, 2021	Education	58,685	70,304
Mortgage notes, 8.50%, due April 6, 2022	Recreation	249,922	—
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,803	5,635
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,641	—
Mortgage note and related accrued interest receivable, 9.25%, due June 28, 2032	Entertainment	31,045	36,032
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	Education	5,213	5,327
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	Education	33,336	30,849
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	Education	3,524	3,508
Mortgage note, 11.31%, due July 1, 2033	Recreation	12,322	12,530
Mortgage note and related accrued interest receivable, 8.71%, due June 30, 2034	Education	8,680	7,230
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	Education	12,540	12,473
Mortgage note, 11.26%, due December 1, 2034	Recreation	51,050	51,250
Mortgage notes, 10.28%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 10.72%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.14%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 9.95%, due July 31, 2036	Education	6,284	6,083
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,028	18,219
Mortgage note and related accrued interest receivable, 9.75%, due December 31, 2036	Education	9,838	4,712
Mortgage note and related accrued interest receivable, 8.50%, due April 30, 2037	Education	4,574	—
Mortgage note and related accrued interest receivable, 8.75%, due June 30, 2017	Education	4,033	—
Mortgage note, 8.50%, due July 31, 2037	Education	4,122	—
Mortgage note, 8.75%, due August 31, 2037	Education	10,396	—
Mortgage note, 10.14%, due September 30, 2037	Education	2,475	—
Mortgage note, 8.80%, due September 30, 2037	Education	10,821	—
Mortgage note, 7.50%, due October 27, 2038	Education	612	—
Mortgage notes, 7.25%, due November 30, 2041	Education	142,900	100,000
Total mortgage notes and related accrued interest receivable		$972,371	$613,978

PAYMENTS DUE ON MORTGAGE NOTES RECEIVABLE		As of September 30, 2017
Year:
2017		$962
2018		13,221
2019		183,663
2020		1,184
2021		59,996
Thereafter		714,262
Unearned fee, net of effective interest receivable		(917)
Total		$972,371

Q3 2017 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2017 CAPITAL SPENDING	LOCATION	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED SEPTEMBER 30, 2017	CAPITAL SPENDING NINE MONTHS ENDED SEPTEMBER 30, 2017
Development and redevelopment of megaplex theatres	various	Entertainment	$24,118	$61,915
Acquisition of megaplex theatres	various	Entertainment	106,239	154,144
Development of other entertainment and retail projects	various	Entertainment	17,052	41,814
Investment in mortgage note receivable for megaplex theatre	Houston, TX	Entertainment	3,253	7,016
Investment in mortgage notes receivable for public charter schools	various	Education	24,992	52,632
Investment in mortgage notes receivable for early childhood education and private schools	various	Education	—	42,900
Development of public charter school properties	various	Education	18,588	46,219
Acquisition and development of early childhood education centers	various	Education	12,008	90,092
Acquisition and development of private school properties	various	Education	891	6,824
Development of Topgolf golf entertainment facilities	various	Recreation	38,642	89,945
Additions to mortgage note and notes receivable at Schlitterbahn waterpark	various	Recreation	481	11,075
Acquisition of fitness facilities	various	Recreation	9,067	28,363
Investment in mortgage note receivables for fitness facility	Omaha, NE	Recreation	110	10,708
Development and redevelopment of ski properties	various	Recreation	6	2,174
Development of waterpark	Powells Point, NC	Recreation	10,424	32,566
Acquisition of other recreation facilities	various	Recreation	8,664	23,524
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	18,046	22,431
Acquisition of CNL Lifestyle Properties	various	Recreation	—	730,788
Investment in casino and resort project	Sullivan County, NY	Other	239	1,002
Total investment spending			$292,820	$1,456,132
Other capital acquisitions, net	various	n/a	926	3,729
Total capital spending			$293,746	$1,459,861

2017 DISPOSITIONS AND MORTGAGE NOTE PAYOFFS (EXCLUDING PRINCIPAL PAYMENTS)	LOCATION	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED SEPTEMBER 30, 2017	NET PROCEEDS NINE MONTHS ENDED SEPTEMBER 30, 2017
Sale of public charter school properties	various	Education	$5,741	$53,466
Sale of retail space	various	Entertainment	—	2,621
Sale of attraction property and family entertainment centers from CNL acquisition	various	Recreation	—	9,250
Sale of theatre property	San Diego, CA	Entertainment	—	35,338
Sale of early childhood education center property	Littleton, CO	Education	—	1,142
Sale of entertainment retail center	Suffolk, VA	Entertainment	—	34,448
Mortgage note paydown	Chicago, IL	Entertainment	—	4,000
Total dispositions and mortgage note pay-offs (excluding principal payments)			$5,741	$140,265

Q3 2017 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT SEPTEMBER 30, 2017 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	SEPTEMBER 30, 2017		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	4TH QUARTER 2017	1ST QUARTER 2018	2ND QUARTER 2018	3RD QUARTER 2018	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$84,464	31	$45,046	$36,698	$14,486	$9,423	$—	$190,117	100%
Education	45,359	9	3,900	6,786	7,346	7,346	16,107	86,844	100%
Recreation (3)	124,313	7	31,000	38,900	32,000	33,350	59,275	318,838	100%
Total Build-to-Suit	254,136	47	$79,946	$82,384	$53,832	$50,119	$75,382	$595,799
Non Build-to-Suit Development	24,371
Adelaar	5,704
Total Property Under Development	$284,211

		SEPTEMBER 30, 2017	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	4TH QUARTER 2017	1ST QUARTER 2018	2ND QUARTER 2018	3RD QUARTER 2018	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 3RD QUARTER 2017
Entertainment		31	$61,368	$86,529	$17,952	$24,268	$—	$190,117	$33,282
Education		9	13,371	10,296	—	6,626	56,551	86,844	54,053
Recreation		7	32,598	40,031	—	56,311	189,898	318,838	26,685
Total Build-to-Suit		47	$107,337	$136,856	$17,952	$87,205	$246,449	$595,799	$114,020

	SEPTEMBER 30, 2017		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	4TH QUARTER 2017	1ST QUARTER 2018	2ND QUARTER 2018	3RD QUARTER 2018	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$8,634	1	$900	$—	$—	$—	$—	$9,534
Education	34,558	6	4,307	5,755	5,955	4,755	3,455	58,785
Recreation	5,803	1	200	250	250	—	—	6,503
Total Build-to-Suit Mortgage Notes	48,995	8	$5,407	$6,005	$6,205	$4,755	$3,455	$74,822
Non Build-to-Suit Mortgage Notes	923,376
Total Mortgage Notes Receivable	$972,371

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of September 30, 2017.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Adelaar.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q3 2017 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$66,888	$21,478	$32,171	$2,290	$122,827	$—	$122,827
Tenant reimbursements	3,733	1	—	—	3,734	—	3,734
Other income	2	—	—	—	2	520	522
Mortgage and other financing income	1,151	9,023	14,140	—	24,314	—	24,314
Total revenue	71,774	30,502	46,311	2,290	150,877	520	151,397

Property operating expense	5,680	119	29	327	6,155	185	6,340
Total investment expenses	5,680	119	29	327	6,155	185	6,340
General and administrative expense	—	—	—	—	—	12,070	12,070
Adjusted EBITDA (2)	$66,094	$30,383	$46,282	$1,963	$144,722	$(11,735)	$132,987
	46%	21%	32%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(1,477)	(1,477)
Interest expense, net						(34,194)	(34,194)
Transaction costs						(113)	(113)
Depreciation and amortization						(34,694)	(34,694)
Equity in income from joint ventures						35	35
Gain on sale of real estate						997	997
Income tax expense						(587)	(587)
Net income							62,954
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$57,003

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

Q3 2017 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$197,441	$66,168	$78,854	$6,870	$349,333	$—	$349,333
Tenant reimbursements	11,423	1	—	—	11,424	—	11,424
Other income	614	1	—	—	615	1,903	2,518
Mortgage and other financing income	3,426	26,440	35,150	—	65,016	—	65,016
Total revenue	212,904	92,610	114,004	6,870	426,388	1,903	428,291

Property operating expense	17,060	151	86	1,020	18,317	445	18,762
Total investment expenses	17,060	151	86	1,020	18,317	445	18,762
General and administrative expense	—	—	—	—	—	33,787	33,787
Less: gain on insurance recovery (1)	606	—	—	—	606	—	606
Adjusted EBITDA (2)	$195,238	$92,459	$113,918	$5,850	$407,465	$(32,329)	$375,136
	48%	23%	28%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(1,491)	(1,491)
Gain on early extinguishment of debt						977	977
Interest expense, net						(97,853)	(97,853)
Transaction costs						(388)	(388)
Impairment charges						(10,195)	(10,195)
Depreciation and amortization						(95,919)	(95,919)
Equity in income from joint ventures						86	86
Gain on sale of real estate						28,462	28,462
Income tax expense						(2,016)	(2,016)
Gain on insurance recovery (1)						606	606
Net income							197,405
Preferred dividend requirements						(17,855)	(17,855)
Net income available to common shareholders of EPR Properties							$179,550

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

Q3 2017 Supplemental	Page 22

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$64,134	$19,900	$15,958	$2,290	$102,282	$—	$102,282
Tenant reimbursements	3,816	5	—	—	3,821	—	3,821
Other income	8	—	1,825	—	1,833	643	2,476
Mortgage and other financing income	1,294	7,319	8,384	34	17,031	—	17,031
Total revenue	69,252	27,224	26,167	2,324	124,967	643	125,610

Property operating expense	5,228	—	—	233	5,461	165	5,626
Total investment expenses	5,228	—	—	233	5,461	165	5,626
General and administrative expense	—	—	—	—	—	9,091	9,091
Less: gain on insurance recovery (1)	—	—	1,825	—	1,825	—	1,825
Adjusted EBITDA (2)	$64,024	$27,224	$24,342	$2,091	$117,681	$(8,613)	$109,068
	54%	23%	21%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(14)	(14)
Interest expense, net						(24,265)	(24,265)
Transaction costs						(2,947)	(2,947)
Depreciation and amortization						(27,601)	(27,601)
Equity in income from joint ventures						203	203
Gain on sale of real estate						1,615	1,615
Income tax expense						(358)	(358)
Gain on insurance recovery (1)						1,825	1,825
Net income							57,526
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$51,575

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

Q3 2017 Supplemental	Page 23

FINANCIAL INFORMATION BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$185,530	$54,797	$45,443	$6,345	$292,115	$—	$292,115
Tenant reimbursements	11,570	7	—	—	11,577	—	11,577
Other income	222	—	3,635	—	3,857	1,955	5,812
Mortgage and other financing income	4,927	25,228	22,650	102	52,907	—	52,907
Total revenue	202,249	80,032	71,728	6,447	360,456	1,955	362,411

Property operating expense	15,815	—	8	419	16,242	445	16,687
Other expense	—	—	—	5	5	—	5
Total investment expenses	15,815	—	8	424	16,247	445	16,692
General and administrative expense	—	—	—	—	—	27,309	27,309
Less: gain on insurance recovery (1)	202	—	3,635	—	3,837	—	3,837
Adjusted EBITDA (2)	$186,232	$80,032	$68,085	$6,023	$340,372	$(25,799)	$314,573
	55%	23%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(905)	(905)
Interest expense, net						(70,310)	(70,310)
Transaction costs						(4,881)	(4,881)
Depreciation and amortization						(79,222)	(79,222)
Equity in income from joint ventures						501	501
Gain on sale of real estate						3,885	3,885
Income tax expense						(637)	(637)
Gain on insurance recovery (1)						3,837	3,837
Net income attributable to EPR Properties							166,841
Preferred dividend requirements						(17,855)	(17,855)
Net income available to common shareholders of EPR Properties							$148,986

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

Q3 2017 Supplemental	Page 24

TOTAL INVESTMENT BY SEGMENT
AS OF SEPTEMBER 30, 2017 AND DECEMBER 31, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of September 30, 2017
	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,106,445	$974,136	$1,298,754	$156,659	$4,535,994
Add back accumulated depreciation on rental properties	589,680	59,013	62,691	—	711,384
Land held for development	4,457	12,402	—	16,815	33,674
Property under development	108,110	46,084	124,313	5,704	284,211
Mortgage notes and related accrued interest receivable, net	39,679	329,991	602,701	—	972,371
Investment in a direct financing lease, net	—	57,698	—	—	57,698
Investment in joint ventures	5,616	—	—	—	5,616
Intangible assets, gross (1)	37,105	1,230	7,513	—	45,848
Notes receivable and related accrued interest receivable, net (1)	2,166	—	3,047	—	5,213
Total investments (2)	$2,893,258	$1,480,554	$2,099,019	$179,178	$6,652,009
% of total investments	43%	22%	32%	3%	100%

	As of December 31, 2016
	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$1,957,586	$805,967	$676,550	$155,659	$3,595,762
Add back accumulated depreciation on rental properties	553,846	42,916	38,773	—	635,535
Land held for development	4,457	1,258	—	16,815	22,530
Property under development	87,670	105,366	98,371	5,701	297,108
Mortgage notes and related accrued interest receivable, net	37,669	243,315	332,994	—	613,978
Investment in a direct financing lease, net	—	102,698	—	—	102,698
Investment in joint ventures	5,972	—	—	—	5,972
Intangible assets, gross (1)	28,597	190	—	—	28,787
Notes receivable and related accrued interest receivable, net (1)	1,987	1,588	1,190	—	4,765
Total investments (2)	$2,677,784	$1,303,298	$1,147,878	$178,175	$5,307,135
% of total investments	50%	25%	22%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of September 30, 2017 in the Company's Quarterly Report on Form 10-Q and December 31, 2016 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	9/30/2017	12/31/2016
Intangible assets, gross	$45,848	$28,787
Less: accumulated amortization on intangible assets	(16,318)	(14,008)
Notes receivable and related accrued interest receivable, net	5,213	4,765
Prepaid expenses and other current assets	73,755	79,410
Total other assets	$108,498	$98,954

(2) See pages 31 through 33 for definitions.

Q3 2017 Supplemental	Page 25

LEASE EXPIRATIONS
AS OF SEPTEMBER 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES			EDUCATION PORTFOLIO			RECREATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED SEPTEMBER 30, 2017 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	FINANCING INCOME/RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED SEPTEMBER 30, 2017	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED SEPTEMBER 30, 2017	% OF TOTAL REVENUE
2017	1	$2,126	—%	—	$—	—%	—	$—	—%
2018	3	6,967	1%	1	290	—%	—	—	—%
2019	3	8,200	1%	—	—	—%	—	—	—%
2020	3	3,933	1%	—	—	—%	—	—	—%
2021	8	10,850	2%	—	—	—%	—	—	—%
2022	10	19,796	4%	—	—	—%	—	—	—%
2023	8	16,048	3%	—	—	—%	—	—	—%
2024	14	26,785	5%	1	1,475	—%	—	—	—%
2025	4	9,334	2%	—	—	—%	1	771	—%
2026	7	12,610	2%	—	—	—%	1	2,507	—%
2027	21	31,707	6%	—	—	—%	3	10,557	2%
2028	7	9,416	2%	—	—	—%	—	—	—%
2029	10	12,294	2%	—	—	—%	2	1,228	—%
2030	22	31,035	6%	—	—	—%	—	—	—%
2031	11	18,051	3%	13	5,943	1%	—	—	—%
2032	5	3,047	1%	13	15,782	3%	5	5,148	1%
2033	7	4,751	1%	9	8,570	2%	2	2,553	1%
2034	2	1,977	—%	14	24,687	4%	7	11,740	2%
2035	2	2,296	—%	21	17,303	3%	11	40,744	7%
2036	2	2,255	—%	14	18,692	3%	5	8,698	2%
Thereafter	3	1,243	—%	14	4,260	1%	14	12,839	2%
	153	$234,721	42%	100	$97,002	17%	51	$96,785	17%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski areas and golf entertainment complexes only, which together represent approximately 76% of total revenue for the trailing twelve months ended September 30, 2017. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.

Q3 2017 Supplemental	Page 26

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE	PERCENTAGE OF TOTAL REVENUE
			FOR THE THREE MONTHS ENDED	FOR THE NINE MONTHS ENDED
	CUSTOMERS	ASSET TYPE	SEPTEMBER 30, 2017	SEPTEMBER 30, 2017

1.	AMC Theatres	Entertainment	19%	20%
2.	Topgolf	Recreation	9%	9%
3.	Regal Entertainment Group	Entertainment	8%	8%
4.	Cinemark	Entertainment	6%	6%
5.	Camelback Resort	Recreation	4%	4%
6.	Premier Parks	Recreation	4%	3%
7.	Och-Ziff Real Estate Funds	Recreation	4%	2%
8.	Basis Independent Schools	Education	3%	3%
9.	Schlitterbahn	Recreation	3%	3%
10.	Imagine Schools	Education	3%	3%

	Total		63%	61%

Q3 2017 Supplemental	Page 27

NET ASSET VALUE (NAV) COMPONENTS
AS OF SEPTEMBER 30, 2017
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$216,024	$1,692	$217,716
ERC's/Retail	43,228	—	43,228
Other Entertainment	8,492	2,940	11,432
ENTERTAINMENT	267,744	4,632	272,376

Public Charter Schools	44,352	19,772	64,124
Early Childhood Education	20,412	6,120	26,532
Private Schools	21,312	5,244	26,556
EDUCATION	86,076	31,136	117,212

Ski Areas	24,228	33,148	57,376
Attractions	49,356	14,812	64,168
Golf Entertainment Complexes	50,072	4,956	55,028
Other Recreation	4,072	1,276	5,348
RECREATION	127,728	54,192	181,920

ANNUALIZED CASH NOI RUN RATE	$481,548	$89,960	$571,508

OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$284,211	Long-term debt (2)		$3,021,876
Land held for development	33,674	Series E liquidation value		86,229
Adelaar land in-service	156,659	Series F liquidation value		125,000
Investment in joint ventures	5,616	Accounts payable and accrued liabilties		140,582
Cash and cash equivalents	11,412	Preferred dividends payable		5,951
Restricted cash	24,323	Unearned rents and interest (4)		34,501
Accounts receivable, net (3)	25,556
Other assets (5)	54,575

SHARES
Common shares outstanding	73,665
Effect of dilutive securities - share options	61
Effect of dilutive Series C preferred shares	2,072
Diluted shares outstanding	75,798

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended September 30, 2017.
(2) Excludes deferred financing costs, net of $34.0 million.
(3) Excludes straight-line receivable of $73.7 million.
(4) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $30.5 million and cash paid by tenants during construction of $20.2 million.
(5) Excludes deferred tax assets of $12.2 million, deferred financing costs, net of $7.0 million, intangible assets of $29.5 million and notes and related accrued interest, net of $5.2 million.

Q3 2017 Supplemental	Page 28

ANNUALIZED GAAP NET OPERATING INCOME
AS OF SEPTEMBER 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$217,952	$1,688	$219,640
ERC's/Retail	41,324	—	41,324
Other Entertainment	8,580	2,968	11,548
ENTERTAINMENT	267,856	4,656	272,512

Public Charter Schools	53,100	21,296	74,396
Early Childhood Education	21,128	6,120	27,248
Private Schools	23,460	5,244	28,704
EDUCATION	97,688	32,660	130,348

Ski Areas	24,760	33,264	58,024
Attractions	49,684	14,812	64,496
Golf Entertainment Complexes	51,212	4,956	56,168
Other Recreation	4,072	1,276	5,348
RECREATION	129,728	54,308	184,036

ANNUALIZED GAAP NOI RUN RATE	$495,272	$91,624	$586,896

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended September 30, 2017.

Q3 2017 Supplemental	Page 29

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE		2017 GUIDANCE						2018 GUIDANCE
	YTD ACTUALS	CURRENT			PRIOR			CURRENT
Investment spending	$1,456.1	$1,550.0	to	$1,600.0	$1,450.0	to	$1,500.0	$700.0	to	$800.0
Disposition proceeds and mortgage note payoff	$140.3	$185.0	to	$200.0	$175.0	to	$250.0	$125.0	to	$225.0
Prepayment fees - education properties (1)	$—	$—			$—			$5.0	to	$6.0
Termination fees - education properties (2)	$6.8	$18.5	to	$19.5	$16.0	to	$18.0	$18.0	to	$22.0
Percentage rent and participating interest income	$5.4	$7.0	to	$8.0	$6.0	to	$7.0	$7.0	to	$8.0
General and administrative expense	$33.8	$45.0	to	$46.0	$42.5	to	$44.5	$46.0	to	$48.0

FFO per diluted share	$3.52	$4.76	to	$4.80	$4.71	to	$4.83	$5.07	to	$5.16
FFO as adjusted per diluted share	$3.73	$5.15	to	$5.20	$5.05	to	$5.20	$5.33	to	$5.48

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2017 CURRENT GUIDANCE						2018 GUIDANCE
Net income available to common shareholders of EPR Properties	$2.55	$3.50	to	$3.55				$3.44	to	$3.59
Gain on sale of real estate (2)	(0.40)	(0.57)	to	(0.58)				(0.25)	to	(0.31)
Real estate depreciation and amortization	1.35	1.84						1.94
Allocated share of joint venture depreciation	—	—						—
Impairment of direct financing lease - residual value portion (4)	0.04	0.04						—
Impact of Series C and Series E Dilution, if applicable	(0.02)	(0.05)						(0.06)
FFO available to common shareholders of EPR Properties	$3.52	$4.76	to	$4.80				$5.07	to	$5.16
Costs associated with loan refinancing or payoff	0.02	0.02						—
Gain on insurance recovery (3)	(0.01)	(0.01)						—
Transaction costs	0.01	0.01						0.02
Gain on early extinguishment of debt	(0.01)	(0.01)						—
Termination fees - education properties (2)	0.09	0.26	to	0.27				0.23	to	0.29
Deferred income tax expense	0.01	0.02						0.01
Impairment of direct financing lease - allowance for lease loss portion (4)	0.10	0.10						—
FFO as adjusted available to common shareholders of EPR Properties	$3.73	$5.15	to	$5.20				$5.33	to	$5.48
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Prepayment penalties received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.
(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.
(3) Included in other income. See reconciliation on page 40.
(4) Impairment charges recognized during the nine months ended September 30, 2017 total $10.2 million and related to our investment in a direct financing lease, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

Q3 2017 Supplemental	Page 30

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as net income available to common shareholders excluding costs associated with loan refinancing or payoff, interest expense (net), depreciation and amortization, equity in (income) loss from joint ventures, gain (loss) on the sale of real estate, gain on early extinguishment of debt, gain on insurance recovery, income tax expense (benefit), preferred dividend requirements, the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs, and which is then multiplied by four to get an annual amount. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Q3 2017 Supplemental	Page 31

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs, retirement severance expense, provision for loan losses, preferred share redemption costs, impairment of direct financing lease (allowance for lease loss portion) and termination fees associated with tenants' exercises of education properties buy-out options and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net, preferred share redemption costs, impairment of direct financing lease (allowance for lease loss portion) and termination fees associated with tenants' exercises of education properties buy-out options; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income, gain (loss) on sale of land, gain on insurance recovery, gain on early extinguishment of debt and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Q3 2017 Supplemental	Page 32

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q3 2017 Supplemental	Page 33

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Third Quarter and Nine Months Ended September 30, 2017

Q3 2017 Supplemental	Page 34

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016

Net cash provided by operating activities	$120,038	$105,499	$74,771	$90,429	$63,241	$83,944

Equity in income (loss) from joint ventures	35	59	(8)	118	203	86
Distributions from joint ventures	—	—	(442)	(305)	—	—
Amortization of deferred financing costs	(1,598)	(1,525)	(1,456)	(1,265)	(1,187)	(1,163)
Amortization of above and below market leases, net and tenant improvements	55	31	(45)	(45)	(42)	(48)
Increase (decrease) in mortgage notes and related accrued interest receivable	1,040	(817)	(1,098)	(760)	916	(214)
Increase (decrease) in restricted cash	(970)	(72)	1,786	156	(202)	(556)
Increase (decrease) in accounts receivable, net	(6,714)	(786)	(2,720)	18,561	14,739	1,359
Increase in direct financing lease receivable	199	407	397	752	767	896
Increase (decrease) in other assets	30	(952)	3,147	(1,873)	448	1,838
Decrease (increase) in accounts payable and accrued liabilities	1,689	(212)	12,492	(22,285)	4,329	(5,947)
Decrease (increase) in unearned rents and interest	(11,844)	(1,236)	(2,738)	1,625	1,223	(127)
Non-cash fee income	—	—	—	1,588	—	—
Straight-line rental revenue	(2,357)	(4,009)	(5,051)	(6,062)	(4,597)	(3,264)
Interest expense, gross	36,753	35,599	33,483	29,549	27,196	25,516
Interest cost capitalized	(2,492)	(2,550)	(2,791)	(2,715)	(2,931)	(2,760)
Transaction costs	113	218	57	2,988	2,947	1,490
Interest coverage amount (1)	$133,977	$129,654	$109,784	$110,456	$107,050	$101,050

Net cash used by investing activities	$(286,428)	$(147,909)	$(200,715)	$(246,896)	$(147,051)	$(137,285)

Net cash provided by financing activities	$106,889	$98,715	$121,053	$168,566	$82,672	$51,457

(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Q3 2017 Supplemental	Page 35

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAPP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 38 through 40 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.

Q3 2017 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017

	ENTERTAINMENT				EDUCATION				RECREATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$53,786	$15,239	$1,598	$70,623	$12,329	$3,316	$5,834	$21,479	$6,146	$12,763	$12,500	$762	$32,171	$2,810	$127,083
Property operating expense	735	4,964	(19)	5,680	119	—	—	119	—	29	—	—	29	512	6,340
Total investment expense	735	4,964	(19)	5,680	119	—	—	119	—	29	—	—	29	512	6,340
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,070)	(12,070)
Adjusted EBITDA	$53,051	$10,275	$1,617	$64,943	$12,210	$3,316	$5,834	$21,360	$6,146	$12,734	$12,500	$762	$32,142	$(9,772)	$108,673
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,070	12,070
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,298)	(2,298)
NOI	$53,051	$10,275	$1,617	$64,943	$12,210	$3,316	$5,834	$21,360	$6,146	$12,734	$12,500	$762	$32,142	$—	$118,445

Quarterly GAAP NOI run rate
NOI	$53,051	$10,275	$1,617	$64,943	$12,210	$3,316	$5,834	$21,360	$6,146	$12,734	$12,500	$762	$32,142	$—	$118,445
In-service adjustments (2)	1,362	—	528	1,890	1,065	1,966	29	3,060	—	137	576	256	969	—	5,919
Percentage rent/participation adjustments (3)	76	57	—	133	—	—	2	2	44	(450)	(273)	—	(679)	—	(544)
Non-recurring adjustments (6)	(1)	(1)	—	(2)	—	—	—	—	—	—	—	—	—	—	(2)
Quarterly GAAP NOI run rate	$54,488	$10,331	$2,145	$66,964	$13,275	$5,282	$5,865	$24,422	$6,190	$12,421	$12,803	$1,018	$32,432	$—	$123,818
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$217,952	$41,324	$8,580	$267,856	$53,100	$21,128	$23,460	$97,688	$24,760	$49,684	$51,212	$4,072	$129,728	$—	$495,272
Quarterly cash NOI run rate
NOI	$53,051	$10,275	$1,617	$64,943	$12,210	$3,316	$5,834	$21,360	$6,146	$12,734	$12,500	$762	$32,142	$—	$118,445
In-service adjustments (4)	1,179	—	538	1,717	1,302	2,019	35	3,356	—	108	576	256	940	—	6,013
Percentage rent/participation adjustments (3)	76	57	—	133	—	—	2	2	44	(450)	(273)	—	(679)	—	(544)
Non-recurring adjustments (6)	(1)	(1)	—	(2)	—	—	—	—	—	—	—	—	—	—	(2)
Non-cash revenue	(299)	476	(32)	145	(2,424)	(232)	(543)	(3,199)	(133)	(53)	(285)	—	(471)	—	(3,525)
Quarterly cash NOI run rate	54,006	10,807	2,123	66,936	11,088	5,103	5,328	21,519	6,057	12,339	12,518	1,018	31,932	—	120,387
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$216,024	$43,228	$8,492	$267,744	$44,352	$20,412	$21,312	$86,076	$24,228	$49,356	$50,072	$4,072	$127,728	$—	$481,548

Q3 2017 Supplemental	Page 37

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017

	ENTERTAINMENT				EDUCATION				RECREATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$409	$—	$742	$1,151	$6,182	$1,530	$1,311	$9,023	$8,316	$4,266	$1,239	$319	$14,140	$—	$24,314
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$409	$—	$742	$1,151	$6,182	$1,530	$1,311	$9,023	$8,316	$4,266	$1,239	$319	$14,140	$—	$24,314
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$409	$—	$742	$1,151	$6,182	$1,530	$1,311	$9,023	$8,316	$4,266	$1,239	$319	$14,140	$—	$24,314

Quarterly GAAP NOI run rate
NOI	$409	$—	$742	$1,151	$6,182	$1,530	$1,311	$9,023	$8,316	$4,266	$1,239	$319	$14,140	$—	$24,314
In-service adjustments (5)	13	—	—	13	(858)	—	—	(858)	—	—	—	—	—	—	(845)
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	(563)	—	—	(563)	—	(563)
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$422	$—	$742	$1,164	$5,324	$1,530	$1,311	$8,165	$8,316	$3,703	$1,239	$319	$13,577	$—	$22,906
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$1,688	$—	$2,968	$4,656	$21,296	$6,120	$5,244	$32,660	$33,264	$14,812	$4,956	$1,276	$54,308	$—	$91,624
Quarterly cash NOI run rate
NOI	$409	$—	$742	$1,151	$6,182	$1,530	$1,311	$9,023	$8,316	$4,266	$1,239	$319	$14,140	$—	$24,314
In-service adjustments (5)	14	—	—	14	(369)	—	—	(369)	—	—	—	—	—	—	(355)
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	(563)	—	—	(563)	—	(563)
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	—	—	(7)	(7)	(870)	—	—	(870)	(29)	—	—	—	(29)	—	(906)
Quarterly cash NOI run rate	423	—	735	1,158	4,943	1,530	1,311	7,784	8,287	3,703	1,239	319	13,548	—	22,490
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$1,692	$—	$2,940	$4,632	$19,772	$6,120	$5,244	$31,136	$33,148	$14,812	$4,956	$1,276	$54,192	$—	$89,960

Q3 2017 Supplemental	Page 38

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 35 AND 36
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017

	ENTERTAINMENT				EDUCATION				RECREATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$54,195	$15,239	$2,340	$71,774	$18,511	$4,846	$7,145	$30,502	$14,462	$17,029	$13,739	$1,081	$46,311	$2,810	$151,397
Property operating expense	735	4,964	(19)	5,680	119	—	—	119	—	29	—	—	29	512	6,340
Total investment expense	735	4,964	(19)	5,680	119	—	—	119	—	29	—	—	29	512	6,340
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,070)	(12,070)
Adjusted EBITDA	$53,460	$10,275	$2,359	$66,094	$18,392	$4,846	$7,145	$30,383	$14,462	$17,000	$13,739	$1,081	$46,282	$(9,772)	$132,987
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,070	12,070
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,298)	(2,298)
NOI	$53,460	$10,275	$2,359	$66,094	$18,392	$4,846	$7,145	$30,383	$14,462	$17,000	$13,739	$1,081	$46,282	$—	$142,759

Quarterly GAAP NOI run rate
NOI	$53,460	$10,275	$2,359	$66,094	$18,392	$4,846	$7,145	$30,383	$14,462	$17,000	$13,739	$1,081	$46,282	$—	$142,759
In-service adjustments (2) (5)	1,375	—	528	1,903	207	1,966	29	2,202	—	137	576	256	969	—	5,074
Percentage rent/participation adjustments (3)	76	57	—	133	—	—	2	2	44	(1,013)	(273)	—	(1,242)	—	(1,107)
Non-recurring adjustments (6)	(1)	(1)	—	(2)	—	—	—	—	—	—	—	—	—	—	(2)
Quarterly GAAP NOI run rate	$54,910	$10,331	$2,887	$68,128	$18,599	$6,812	$7,176	$32,587	$14,506	$16,124	$14,042	$1,337	$46,009	$—	$146,724
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$219,640	$41,324	$11,548	$272,512	$74,396	$27,248	$28,704	$130,348	$58,024	$64,496	$56,168	$5,348	$184,036	$—	$586,896
Quarterly cash NOI run rate
NOI	$53,460	$10,275	$2,359	$66,094	$18,392	$4,846	$7,145	$30,383	$14,462	$17,000	$13,739	$1,081	$46,282	$—	$142,759
In-service adjustments (4) (5)	1,193	—	538	1,731	933	2,019	35	2,987	—	108	576	256	940	—	5,658
Percentage rent/participation adjustments (3)	76	57	—	133	—	—	2	2	44	(1,013)	(273)	—	(1,242)	—	(1,107)
Non-recurring adjustments (6)	(1)	(1)	—	(2)	—	—	—	—	—	—	—	—	—	—	(2)
Non-cash revenue	(299)	476	(39)	138	(3,294)	(232)	(543)	(4,069)	(162)	(53)	(285)	—	(500)	—	(4,431)
Quarterly cash NOI run rate	54,429	10,807	2,858	68,094	16,031	6,633	6,639	29,303	14,344	16,042	13,757	1,337	45,480	—	142,877
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$217,716	$43,228	$11,432	$272,376	$64,124	$26,532	$26,556	$117,212	$57,376	$64,168	$55,028	$5,348	$181,920	$—	$571,508

Q3 2017 Supplemental	Page 39

RECONCILIATION OF ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (2):	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016
Net income available to common shareholder of EPR Properties	$57,003	$74,583	$47,964	$52,190	$51,575	$49,183
Costs associated with loan refinancing or payoff	1,477	9	5	—	14	339
Gain on early extinguishment of debt	—	(977)	—	—	—	—
Interest expense, net	34,194	32,967	30,692	26,834	24,265	22,756
Transaction costs	113	218	57	2,988	2,947	1,490
Impairment charges	—	10,195	—	—	—	—
Depreciation and amortization	34,694	33,148	28,077	28,351	27,601	25,666
Equity in (loss) income from joint ventures	(35)	(59)	8	(118)	(203)	(86)
Gain on sale of real estate	(997)	(25,461)	(2,004)	(1,430)	(1,615)	(2,270)
Income tax expense (benefit)	587	475	954	(84)	358	423
Preferred dividend requirements	5,951	5,952	5,952	5,951	5,951	5,952
Gain on insurance recovery (1)	—	(606)	—	(847)	(1,825)	(1,523)
Adjusted EBITDA (for the quarter)	$132,987	$130,444	$111,705	$113,835	$109,068	$101,930

Adjusted EBITDA (3)	$531,948	$521,776	$446,820	$455,340	$436,272	$407,720

ANNUALIZED ADJUSTED EBITDA (2):
Adjusted EBITDA (for the quarter)	$132,987	$130,444	$111,705	$113,835	$109,068	$101,930
Corporate/unallocated and other NOI (4)	(2,298)	(2,521)	(2,489)	(2,569)	(2,569)	(2,675)
In-service adjustments (5)	5,074	3,287	2,948	2,493	2,833	2,920
Percentage rent/participation adjustments (6)	(1,107)	(204)	593	(503)	(1,390)	866
Non-recurring adjustments (7)	(2)	(607)	(6)	(2,522)	(1,833)	(1,497)
Annualized Adjusted EBITDA (for the quarter)	$134,654	$130,399	$112,751	$110,734	$106,109	$101,544

Annualized Adjusted EBITDA (8)	$538,616	$521,596	$451,004	$442,936	$424,436	$406,176

(1) Included in other income in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Income from settlement of foreign currency swap contracts	$520	$697	$663	$705	$643	$595
Fee income	1	—	—	1,588	—	—
Gain on insurance recovery	—	606	—	847	1,825	1,523
Miscellaneous income	1	1	29	87	8	8
Other income	$522	$1,304	$692	$3,227	$2,476	$2,126

(2) See pages 31 through 33 for definitions.
(3) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(4) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(5) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(6) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(7) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.
(8) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

Q3 2017 Supplemental	Page 40